Exhibit 99.1

Investor Contact:  Larry P. Kromidas
(618) 258-3206

 News
Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton MO 63105-3443

FOR IMMEDIATE RELEASE

Olin Declares Quarterly Dividend

CLAYTON, MO October 25, 2007 – Today, Olin Corporation’s Board of Directors declared a quarterly dividend of 20 cents on each share of Olin (NYSE:OLN) common stock.  The dividend is payable on December 10, 2007 to shareholders of record at the close of business on November 9, 2007.  This marks the company’s 324th consecutive quarterly dividend.

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